                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: April 22, 2003
                                         --------------
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Delaware                       1-4174                        73-0569878
---------------           ------------------------          -------------------
(State or Other           (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)



  One Williams Center Tulsa, Oklahoma                           74172
----------------------------------------                        -----
(Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (918) 573-2000



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

         The Williams Companies, Inc. ("Williams") is filing with the Securities & Exchange Commission pro forma financial information reflecting its Texas Gas pipeline system and its Williams Energy Partners segment as discontinued operations to supplement Williams previously issued consolidated financial statements included in Williams' Annual Report on From 10-K for the year ended December 31, 2002.


Item 7. Financial Statements and Exhibits

         The Company files the following exhibits as part of this report:

Exhibit 99.1 Pro forma Financial Information presenting Williams Energy Partners and Texas Gas Transmission Corporation as discontinued operations


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Williams Companies, Inc.



Date: April 22, 2003                       /s/ Brian K. Shore
                                           ------------------------------------
                                           Name: Brian K. Shore
                                           Title: Corporate Secretary

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                                INDEX TO EXHIBITS


Exhibit Number    Description
--------------    -----------

Exhibit 99.1      Pro forma Financial Information presenting Williams Energy
                  Partners and Texas Gas Transmission Corporation as discontinued operations